EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                        REQUIRED BY RULE 13A-14(B) OF THE
                SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the "Company "), hereby certifies, to such officer's knowledge, that:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2007 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 10, 2007                  /s/ GLENN J. HOLLER
                                      ------------------------------------------
                                      Name:  Glenn J. Holler
                                      Title: Senior Vice President, Chief
                                             Financial Officer (Principal
                                             Financial and Accounting Officer)
                                             and Secretary